Portfolio of Investments (unaudited)
As of July 31, 2023
abrdn Australia Equity Fund, Inc.

Shares	Description	Industry and Percentage of Net Assets	Value
COMMON STOCKS—105.8%
AUSTRALIA—95.4%
289,813	ANZ Group Holdings Ltd.	Banks—3.9%	$ 5,028,014
157,552	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—3.3%	4,172,799
54,800	ASX Ltd.	Capital Markets—1.8%	2,289,470
87,142	AUB Group Ltd.	Insurance—1.3%	1,683,331
2,089,200	Beach Energy Ltd.	Oil, Gas & Consumable Fuels—1.8%	2,278,033
493,612	BHP Group Ltd.	Metals & Mining—12.1%	15,362,127
221,300	Charter Hall Group, REIT	Diversified REITs—1.3%	1,705,728
25,210	Cochlear Ltd.	Health Care Equipment & Supplies—3.2%	4,055,591
160,240	Commonwealth Bank of Australia	Banks—8.9%	11,400,877
58,497	CSL Ltd.	Biotechnology—8.3%	10,536,254
580,525	Endeavour Group Ltd.	Consumer Staples Distribution & Retail—1.9%	2,372,801
314,006	Goodman Group	Industrial REITs—3.4%	4,341,809
571,700	Insurance Australia Group Ltd.	Insurance—1.8%	2,282,233
85,349	James Hardie Industries PLC(a)	Construction Materials—2.0%	2,501,313
43,250	Macquarie Group Ltd.	Capital Markets—4.0%	5,100,469
846,220	Medibank Pvt Ltd.	Insurance—1.6%	1,997,846
1,413,775	Mirvac Group	Diversified REITs—1.7%	2,228,533
376,600	National Australia Bank Ltd.	Banks—5.7%	7,214,168
454,000	Northern Star Resources Ltd.	Metals & Mining—2.8%	3,544,017
875,500	Pilbara Minerals Ltd.	Metals & Mining—2.2%	2,864,237
51,700	Pro Medicus Ltd.	Health Care Technology—1.9%	2,394,388
77,980	Rio Tinto PLC	Metals & Mining—4.0%	5,154,300
1,833,200	Telstra Group Ltd.	Diversified Telecommunication Services—4.1%	5,247,005
84,080	Wesfarmers Ltd.	Broadline Retail—2.2%	2,809,292
293,760	Woodside Energy Group Ltd.	Oil, Gas & Consumable Fuels—5.9%	7,571,716
212,440	Woolworths Group Ltd.	Consumer Staples Distribution & Retail—4.3%	5,516,819
	Total Australia		121,653,170
NEW ZEALAND—8.3%
494,840	Auckland International Airport Ltd.(a)	Transportation Infrastructure—2.0%	2,590,199
499,400	Mercury NZ Ltd.	Electric Utilities—1.6%	2,029,454
620,400	Spark New Zealand Ltd.	Diversified Telecommunication Services—1.6%	1,997,854
48,000	Xero Ltd.(a)	Software—3.1%	3,945,667
	Total New Zealand		10,563,174
UNITED STATES—2.1%
120,549	ResMed, Inc., GDR	Health Care Equipment & Supplies—2.1%	2,722,305
	Total Common Stocks		134,938,649
SHORT-TERM INVESTMENT—0.3%
UNITED STATES—0.3%
325,151	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.19%(b)		325,151
	Total Short-Term Investment		325,151
	Total Investments—106.1% (cost $116,550,842)		135,263,800
	Liabilities in Excess of Other Assets—(6.1%)		(7,757,143)
	Net Assets—100.0%		$127,506,657

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of July 31, 2023.

GDR	Global Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes  to Portfolio of Investments.

Notes to Portfolio of Investments
July 31, 2023 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Asia as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
2